UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report March 14, 2008

(Date of earliest event reported)

MidWestOne Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

000-24630	42-1206172
(Commission File Number)	(I.R.S. Employer Identification Number)

102 South Clinton St., Iowa City, Iowa	52240
(Address of principal executive offices)	(Zip Code)

(319) 356-5800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of MidWestOne Financial Group, Inc., an Iowa corporation formerly known as ISB Financial Corp. (the “Company”), is filed to amend Item 9.01 of the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 14, 2008, for the purpose of providing the historical financial statements of the former MidWestOne Financial Group, Inc. (“Old MidWestOne”) required by Item 9.01(a) of this Form 8-K and the pro forma condensed combined financial information with respect to the Company’s merger with Old MidWestOne required by Item 9.01(b) of this Form 8-K.

Item 2.01.	Completion of an Acquisition or Disposition of Assets.

On Friday, March 14, 2008, the Company announced that it completed its merger of equals transaction with the Old MidWestOne in accordance with the Agreement and Plan of Merger, dated as of September 11, 2007, between the Company and Old MidWestOne. Pursuant to the terms of the Merger Agreement, each outstanding share of Old MidWestOne common stock was exchanged for 0.95 share of the Company’s common stock. The Company also announced that, as a result of the transaction, Old MidWestOne’s common stock, which traded under the symbol “OSKY,” ceased trading on the Nasdaq Global Market, and the Company’s common stock would begin trading on the Nasdaq Global Select Market on Monday, March 17, 2008, under the symbol “MOFG.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Old MidWestOne required by Item 9.01(a) of Form 8-K for annual periods including and prior to December 31, 2007 are contained in its Form 10-K filed with the Securities and Exchange Commission on April 15, 2008 on behalf of Old MidWestOne by the Company as successor issuer to Old MidWestOne under Rule 12g-3(a) under the Securities Exchange Act of 1934, which are incorporated herein by reference thereto.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as part of this amended Current Report on Form 8-K and is attached hereto as Exhibit 99.1:

•	Pro Forma Condensed Combined Balance Sheet as of December 31, 2007; and

•	Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2007.

(d)	Exhibits.

23.1	Consent of KPMG LLP

99.1	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Dated: May 30, 2008	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President, Chief Financial Officer and Treasurer